OTHER ASSETS	12 Months Ended
Dec. 31, 2013
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER ASSETS
8. OTHER ASSETS

Other assets includes debt issuance costs, assets related to mineral rights and above and below market leases.

Debt Issuance Costs—Debt issuance costs totaled $15.9 million and $13.1 million at December 31, 2013 and December 25, 2012, respectively. See Note 10.

Mineral Rights—Mineral rights at various golf properties totaled $2.3 million and $2.3 million at December 31, 2013 and December 25, 2012, respectively. These assets will be depleted using the percentage depletion method based on actual production. We evaluate these assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through future cash flows. During the fiscal year ended December 25, 2012, we recognized an impairment of $3.0 million to adjust the carrying value of certain of these mineral rights to their fair value of $2.2 million. See Note 5. We have not recognized any impairment losses to mineral rights in the fiscal years ended December 31, 2013 and December 27, 2011. The valuation is considered a Level 3 measurement and is based upon inactive market prices for similar assets which are not observable in the marketplace. During 2008, we entered into certain mineral lease and surface right agreements with third parties to allow for exploration and production on these properties. We received $19.9 million which was classified as other current and long term liabilities in the consolidated balance sheets and was recognized in other income in the consolidated statements of operations on a straight line basis over the term of the agreements, which ranged from six months to four years.

Above and Below Market Leases—As a result of our acquisition by affiliates of KSL in 2006, we have recorded above and below market lease intangibles. The above market lease intangibles totaled $1.4 million and $2.0 million at December 31, 2013 and December 25, 2012, respectively, and are recorded in other liabilities; below market lease intangibles were $0.4 million and $1.2 million at December 31, 2013 and December 25, 2012, respectively, and are recorded in other assets. Amortization of the net above/below market lease intangibles is recorded as a net (increase) reduction in rent expense.

Related net amortization (accretion) over the next 5 years and thereafter is as follows:

Year	Amount

2014	$365
2015	256
2016	101
2017	92
2018	83
Thereafter	76
Total	$973